July 24, 2025 Second Quarter 2025 Earnings Presentation Associated Banc-Corp

1 Important Disclosures Forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “intend,” "target,” “outlook,” “project,” “guidance,” “forecast,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These financial measures have been included as they provide meaningful supplemental information to assess trends in the Corporation’s results of operations. These non- GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Unless otherwise noted, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

2 Second Quarter 2025 Results1 1 All figures shown on an end of period basis unless otherwise noted. 2 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. ▪ Total loans of $30.6 billion ▪ +1.0% vs. 1Q 2025; +3.3% vs. 2Q 2024 ▪ Total C&I loans of $11.3 billion ▪ +3.3% vs. 1Q 2025; +13.2% vs. 2Q 2024 ▪ Total deposits of $34.1 billion ▪ -3.0% vs. 1Q 2025; +4.5% vs. 2Q 2024 ▪ Total core customer deposits2 of $28.3 billion ▪ -2.9% vs. 1Q 2025; +4.3% vs. 2Q 2024 ▪ Net interest income of $300 million ▪ Net interest margin of 3.04% ▪ Noninterest income of $67 million ▪ Noninterest expense of $209 million ▪ Provision for credit losses of $18 million ▪ ACLL / total loans of 1.35% ▪ NCOs / avg. loans (annualized) of 0.17% ▪ Total common equity / total assets of 10.43% ▪ TCE ratio2 of 8.06% ▪ Book value / share of $27.67 ▪ Tangible book value / share2 of $20.84 $0.65 Diluted Earnings Per Common Share +3.3% Total Loans vs. 2Q 2024 +5.7% Total Adjusted Loans2 vs. 2Q 2024 +4.5% Total Deposits vs. 2Q 2024 +4.3% Core Customer Deposits2 vs. 2Q 2024 +16.9% Net Interest Income vs. 2Q 2024 +29 bps Net Interest Margin vs. 2Q 2024 10.20% CET1 Ratio 12.83% Total Capital Ratio 9.43% Return on Average Equity 12.96% Return on Average Tangible Common Equity2 ASB reported net income available to common equity of $108 million, or $0.65 per common share

3 $8.5 $9.8 $9.7 $10.6 $10.9 $11.3 2021 2022 2023 2024 1Q 2025 2Q 2025 Strategic Investments are Driving Growth1 1 All updates as of or for the period ended June 30, 2025 unless otherwise noted. Bolstered Key Leadership Expanded Commercial Presence Enhanced Consumer Value Proposition Repositioned Balance Sheet Rebalanced Consumer Lending Approach We are positioned to enhance our profitability by growing & remixing our balance sheet simultaneously Period End Commercial & Industrial Loans Period End Resi. Mortgage Loans / Total Loans Net Interest Margin (%) ($ in billions) 2.39 2.91 2.81 2.78 2.97 3.04 2021 2022 2023 2024 1Q 2025 2Q 2025 31.2% 29.6% 26.9% 23.7% 23.1% 22.7% 2021 2022 2023 2024 1Q 2025 2Q 2025

4 Commercial & Business Lending Commercial Real Estate Residential Mortgage $3.4 $3.5 $3.7 $3.8 $3.9 $7.9 $7.9 $7.8 $7.3 $7.0 $7.2 $7.2 $7.2 $7.3 $7.5 $11.0 $11.0 $11.5 $11.7 $12.1 $29.6 $29.6 $30.2 $30.1 $30.5 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer Average Quarterly Loans ($ in millions) $(227) $(50) $(17) $19 $91 $141 $356 CRE Construction Commercial & Industrial Period End Loan Change (3/31/2025 to 6/30/2025) CRE-Investor Auto Finance Home Equity & Other Consumer Residential Mortgage Quarterly Loan Trends Total period end loans increased 1% vs. 1Q 2025, led by C&I growth of over 3% Auto Finance, Home Equity & Other Consumer CRE-Owner Occupied Total Loans +$313 (+1%)

5 $1.6 $1.6 $1.7 $1.8 $1.8 $3.9 $4.2 $4.5 $4.3 $4.1 $3.0 $3.3 $3.7 $3.8 $3.7 $6.0 $5.9 $5.9 $6.1 $6.0 $5.1 $5.1 $5.1 $5.2 $5.2 $7.3 $7.4 $7.6 $8.0 $7.7 $5.7 $5.7 $5.7 $5.6 $5.6 $32.6 $33.3 $34.3 $34.8 $34.2 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Average Quarterly Deposits ($ in billions) Period End Total Deposit Trends ($ in billions) Customer CDs Savings Money Market Network Transaction Deposits Noninterest-Bearing Demand Interest-Bearing Demand Brokered CDs 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. Quarterly Deposit & Funding Trends Total period end deposits are up 4%+ vs. 2Q 2024, driven by household growth & relationship deepening efforts $28.0 $27.1 $27.7 $28.6 $29.1 $28.3 $5.7 $5.6 $5.8 $6.0 $6.1 $5.9 $33.7 $32.7 $33.5 $34.6 $35.2 $34.1 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Brokered CDs & Network Transaction Deposits Core Customer Deposits1 +4.3% +4.5%

6 Quarterly Average Yields (%) Average Yield Trends 7.45 7.52 7.09 6.71 6.75 7.24 7.27 6.74 6.43 6.50 5.58 5.72 5.65 5.59 5.63 3.51 3.56 3.61 3.68 3.70 3.69 3.66 3.64 4.22 4.24 3.30 3.33 3.10 2.91 2.78 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Residential Mortgage Loans Commercial & Business Lending Loans Commercial Real Estate Loans Total Interest-Bearing Deposits Auto Finance Loans Asset & Liability Yield / Rate Trends (%) Rate on Total Interest- Bearing Liabilities Yield on Total Earning Assets 5.65 5.68 5.46 5.45 5.50 3.60 3.59 3.29 3.06 3.02 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Investments and Other 2Q NIM of 3.04% driven by a 5 bp increase in earning asset yields, 4 bp decrease in int.-bearing liability costs

7 Net Interest Income & Net Interest Margin Trends $257 $263 $270 $286 $300 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 2.81% 2.78%2.75% 2.97% 3.04% ($ in millions) Quarterly Net Interest Income Quarterly Net Interest Margin Net interest income increased by $14 million & net interest margin expanded by 7 bps vs. the prior quarter

8 Interest Rate Risk Management1 Contractual Funding Obligations Contractual Swaps Balances ($ in billions) 1 All updates as of or for the period ended June 30, 2025 unless otherwise noted. 2 In the down 200 for 2Q 2022, scenario rates are floored at zero. We’ve taken proactive steps to reduce our asset sensitivity & protect NII in a falling rate environment Estimated NII Sensitivity Profile (%) 10.8 4.0 3.2 2.9 5.4 1.9 1.6 1.6 -5.0 -1.2 -1.0 -1.0 -21.0 -1.8 -2.1 -1.9 2Q 2022 2Q 2023 2Q 2024 2Q 2025 Up 200 bps Up 100 bps Down 100 bps Down 200 bps (12-Month Ramp, Dynamic Forecast) 2 $2.45 $2.45 $2.25 $2.00 $2.00 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 ≤ 1 Yr. 1-3 Yrs. 3+ Yrs. Total Time Deposits $7.8 $0.1 $0.0 $7.9 Short-Term Funding $0.1 - - $0.1 FHLB Advances $3.7 $0.2 $0.0 $3.9 Other Long-Term Funding $0.0 $0.0 $0.6 $0.6 Total $11.5 $0.3 $0.6 $12.4 ($ in billions) 3.75%3.79%3.89%3.89% 3.75% Notional Balances Weighted Avg. Yield

9 Cash & Investment Securities Portfolio 19.1% 19.2% 19.8% 20.1% 20.5% 2.3% 2.3% 2.4% 2.9% 2.9% 21.4% 21.5% 22.2% 23.0% 23.4% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Securities Period End Securities + Cash / Total Assets Cash $3.9 $4.2 $4.6 $4.8 $5.0 $3.8 $3.8 $3.7 $3.7 $3.7 $0.2 $0.2 $0.2 $0.2 $0.3 $7.9 $8.1 $8.5 $8.7 $9.0 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Held to MaturityAvailable for Sale ($ in billions) Period End Investment Securities Other Securities Average Investment Securities Yields We continue to target securities + cash / total assets of 22% to 24% in 2025 3.69% 3.66% 3.64% 4.22% 4.24% 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025

10 $23 $24 $24 $22 $23 $12 $14 $13 $13 $13 $12 $12 $12 $10 $11 $5 $4 $9 $4 $6 $3 $2 $3 $4 $4 $11 $11 $10 $5 $10 $65 $67 $72 $59 $67 2Q 2024 3Q 2024 4Q 2024 Adj. 1Q 2025 2Q 2025 Noninterest Income Trends ($ in millions) 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 2 Other is comprised of other fee-based revenue, bank and corporate owned life insurance, asset gains (losses), net, investment securities gains (losses), net, and other noninterest income. Quarterly Noninterest Income Trends Wealth Mgmt. Fees Capital Markets, net Other2 4Q 2024 GAAP noninterest income impacted by a balance sheet repositioning with a $130M loss on a mortgage portfolio sale and a $148M net loss on a sale of investments (both pre-tax) 1 2Q GAAP noninterest income increased 3% vs. the same period last year to $67 million 4Q 2024 GAAP $(207) 1Q 2025 GAAP noninterest income includes an additional $7M pre-tax loss on a mortgage portfolio sale, primarily driven by the FAS91 impact of the mortgage portfolio sale announced in 4Q 2024 and settled in 1Q 2025 Mortgage Banking, net Service Charges & Deposit Account Fees Card-Based Fees

11 $122 $121 $126 $124 $127 $27 $27 $27 $27 $27 $13 $14 $14 $15 $13 $7 $8 $9 $10 $10 $27 $31 $34 $34 $33 $14 $196 $201 $224 $211 $209 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Efficiency Ratio (%)Noninterest Expense Trends Noninterest Expense Trends 1 Other is comprised of business development & advertising, equipment, legal & professional, loan & foreclosure costs, other intangible amortization & other noninterest expenses. 2 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. ($ in millions) Adjusted Efficiency Ratio2Fully Tax-Equivalent Efficiency Ratio 59.5 59.5 103.1 59.7 55.859.5 59.5 60.1 58.6 55.8 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Noninterest Expense / Average Assets (%) 1.92 1.93 2.12 2.00 1.93 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Noninterest expense decreased 1% vs. the prior quarter, while our efficiency ratio came in below 56% Personnel Other1 Technology FDIC Assessment Loss on Prepayment of FHLB Occupancy (Annualized)

12 Capital Ratios (%) 7.18 9.68 10.27 12.34 8.06 10.20 10.77 12.83 TCE Ratio CET1 Tier 1 Capital Total Capital 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. Capital Profile 1 2Q 2024 2Q 2025 We continue to target a CET1 range of 10% to 10.5% in 2025 $26.85 $27.90 $26.55 $27.09 $27.67 $19.28 $20.37 $19.71 $20.25 $20.84 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Per Common Share Data CET1 Including AOCI1 (%) CET1 Ratio Incl. AOCICET1 Ratio 9.68 9.72 10.01 10.11 10.20 9.01 9.38 9.79 10.01 10.16 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Tangible Book Value / Share1Book Value / Share

13 ACLL / Total Loans (%)ACLL1 Update ▪ ACLL increased $5 million from the prior quarter to $412 million, driven primarily by loan growth plus some incremental credit movement and general macroeconomic trends ▪ CECL forward-looking assumptions based on Moody’s May 2025 Baseline forecast 1 Includes funded and unfunded reserve for loans, excludes reserve for HTM securities. ($ in thousands) Allowance for Credit Losses on Loans (ACLL) 1.32 1.33 1.35 1.34 1.35 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Our ACLL percentage increased by 1 basis point vs. the prior quarter to 1.35% Loan Category ACLL ACLL / Loans ACLL ACLL / Loans ACLL ACLL / Loans C&BL 150,274$ 1.36% 172,257$ 1.43% 186,135$ 1.50% CRE - Investor 72,156 1.44% 79,149 1.41% 63,342 1.18% CRE - Construction 71,680 3.18% 59,873 3.31% 65,885 3.38% Residential Mortgage 34,542 0.44% 34,160 0.49% 34,096 0.49% Other Consumer 60,968 1.77% 61,184 1.59% 62,332 1.58% Total 389,620$ 1.32% 406,624$ 1.34% 411,791$ 1.35% 3/31/2025 6/30/20256/30/2024

14 Net Charge Offs & Provision Total Delinquent Loans Credit Quality Trends $2 $7 $3 $3 $14 $35 $49 $77 $44 $38 $37 $56 $80 $47 $52 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 ($ in millions) Accruing Loans 30-89 Days PD $21 $13 $12 $9 $13 $23 $21 $17 $13 $18 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Total Net Charge Offs Provision for Credit Losses on Loans Accruing Loans 90+ Days PD Total Criticized Loans $154 $128 $123 $135 $113 $528 $688 $751 $740 $888 $118 $229 $396 $451 $467 $801 $1,046 $1,271 $1,325 $1,468 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 ($ in millions) ($ in millions) Nonaccrual Loans $83 $86 $86 $89 $90 $48 $19 $17 $32 $16 $23 $24 $21 $14 $7 $154 $128 $123 $135 $113 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 ($ in millions) CREConsumer Commercial & Business Lending Substandard AccruingSpecial Mention Nonaccrual Loans 2Q 2025 credit quality remained solid with nonaccruals down $22 million vs. 1Q 2025 & NCOs of $13 million

15 1 Projections are on an end of period basis as of and for the year ended 12/31/2025 as compared to 2024 results as of 12/31/2024 unless otherwise noted. 2 Core customer deposits is a non-GAAP financial measure which excludes network transaction deposits and brokered CDs from total deposits. We have not provided a reconciliation of the projection for core customer deposits to the projection for total deposits due to the low visibility and unpredictability of the components of total deposits necessary for such reconciliation. 3 Adjusted 2024 figures have been provided for noninterest income and noninterest expense to exclude the impact of nonrecurring items incurred as a result of a balance sheet repositioning that the Corporation announced in the fourth quarter of 2024. These figures are non-GAAP financial measures. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 4 Projections are on an end of period basis as of and for the year ended 12/31/2025 as compared to adjusted 2024 results as of 12/31/2024 unless otherwise noted. 5 2025 noninterest income guidance excludes the $7 million loss on mortgage sale incurred in the first quarter of 2025 as a result of a balance sheet repositioning that the Corporation announced in the fourth quarter of 2024. GAAP FY 2024 Result Adjusted FY 2024 Result3 Previous FY 2025 Guidance4 Updated FY 2025 Guidance4 Noninterest Income $(9)M $269M Up 0% to 1%5 Up 1% to 2%5 Noninterest Expense $818M $804M Up 3% to 4% Up 4% to 5% FY 2025 Outlook Previous FY 2025 Guidance1 Updated FY 2025 Guidance1 Total Loans Up 5% to 6% No change Total Deposits Up 1% to 2% Up 1% to 3% Core Customer Deposits2 Up 4% to 5% No change Net Interest Income Up 12% to 13% Up 14% to 15% Effective Tax Rate 19% to 21% No change CET1 Capital Ratio 10% to 10.5% No change

Appendix

17 Stable, Granular Deposit Portfolio 22% 22% 23% 26% 25% 78% 78% 77% 74% 75% $32.8 $33.8 $34.9 $35.2 $34.2 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Period End Deposit Trends (Associated Bank, N.A.) ($ in billions) Total of Insured & Collateralized Deposits Total of Uninsured & Uncollateralized Deposits As of 6/30/2025, ASB’s total liquidity sources covered 173% of uninsured, uncollateralized deposits Liquidity Sources 3/31/2025 6/30/2025 Federal Reserve Balance $705.7 $735.9 FHLB Chicago Capacity $6,362.6 $5,026.2 Fed Discount Window Capacity $3,308.3 $5,441.2 Funding Available Within One Business Day1 $10,376.6 $11,203.2 Fed Funds Lines $1,284.0 $1,729.0 Brokered Deposits Capacity2 $414.2 $734.6 Unsecured Debt Capacity3 $1,000.0 $1,000.0 Total Liquidity $13,074.8 $14,666.9 173% of uninsured, uncollateralized deposits 1 Estimated based on normal course of operations with the indicated institution. 2 Availability based on internal policy limitations. The Corporation includes outstanding deposits that have received a primary purpose exemption in the brokered deposit classification as they have similar funding characteristics and risk as brokered deposits. 3 Estimated availability based on the Corporation’s current internal funding considerations.

18 $3.4 $3.6 $3.8 $3.8 $4.0 $7.8 $7.8 $7.0 $7.0 $6.9 $7.3 $7.2 $7.2 $7.4 $7.3 $11.1 $11.4 $11.7 $12.0 $12.4 $29.6 $30.0 $29.8 $30.3 $30.6 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer ($ in millions) Average Loan Change (1Q 2025 to 2Q 2025)Period End Quarterly Loan Trends $(222) $(29) $(27) $5 $88 $167 $398 Commercial & Industrial CRE Construction Auto Finance CRE-Investor Residential Mortgage Additional Quarterly Loan Trends Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer CRE-Owner Occupied Home Equity & Other Consumer Total Loans +$381 (+1%)

19 $1.5 $1.6 $1.8 $1.9 $1.8 $4.1 $4.2 $4.3 $4.2 $4.1 $3.1 $3.7 $3.7 $3.7 $3.8 $5.9 $5.8 $6.0 $6.1 $5.9 $5.2 $5.1 $5.1 $5.2 $5.3 $7.2 $7.3 $8.0 $7.9 $7.5 $5.8 $5.9 $5.8 $6.1 $5.8 $32.7 $33.6 $34.6 $35.2 $34.1 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Period End Quarterly Deposits ($ in billions) Customer CDs Savings Money Market Network Transaction Deposits Noninterest-Bearing Demand Interest-Bearing Demand Brokered CDs Additional Quarterly Deposit & Funding Trends 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. Quarterly Average Total Deposit Trends ($ in billions) $27.3 $27.1 $27.4 $28.1 $28.7 $28.3 $5.9 $5.5 $5.9 $6.2 $6.2 $5.9 $33.3 $32.6 $33.3 $34.3 $34.8 $34.2 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 Core Customer Deposits1 +4.3% +4.8% Brokered CDs & Network Transaction Deposits

20 Total Loans Outstanding Balances as of June 30, 2025 ($ in millions) 1 All values as of period end. 2 North American Industry Classification System. 6/30/2025 1 % of Total Loans 6/30/2025 1 % of Total Loans C&BL (by NAICS 2 ) CRE (by property type) Utilities 2,786$ 9.1% Multi-Family 3,211$ 10.5% Manufacturing & Wholesale Trade 2,729 8.9% Industrial 1,616 5.3% Real Estate (includes REITs) 2,129 7.0% Office 896 2.9% Mortgage Warehouse 723 2.4% Retail 627 2.0% Finance & Insurance 695 2.3% Hotel/Motel 202 0.7% Retail Trade 565 1.8% Warehouse 155 0.5% Rental and Leasing Services 540 1.8% Medical 154 0.5% Construction 444 1.5% Single Family Construction 151 0.5% Transportation and Warehousing 398 1.3% Land 88 0.3% Professional, Scientific, and Tech. Serv. 329 1.1% Self Storage 14 0.0% Health Care and Social Assistance 321 1.0% Other 205 0.7% Waste Management 176 0.6% Total CRE 7,321$ 23.9% Information 147 0.5% Accommodation and Food Services 112 0.4% Consumer Arts, Entertainment, and Recreation 62 0.2% Residential Mortgage 6,949$ 22.7% Management of Companies & Enterprises 58 0.2% Auto Finance 2,969 9.7% Educational Services 28 0.1% Home Equity 676 2.2% Public Administration 15 0.0% Credit Cards 192 0.6% Mining 4 0.0% Other 116 0.4% Agriculture, Forestry, Fishing and Hunting 1 0.0% Total Consumer 10,903$ 35.6% Other 123 0.4% Total C&BL 12,383$ 40.5% Total Loans 30,608$ 100.0%

21 Multi-Family 44% Retail 9% Office 12% Industrial 22% Warehouse 2% Hotel / Motel 3% Other 9% Wisconsin 28% Illinois 19% Minnesota 9% Other Midwest 12% Texas 5% Other 26% Manufacturing & Wholesale Trade 22% Power & Utilities 22% Real Estate 17% Mortgage Warehouse 6% Finance & Insurance 6% 1 Excludes Other Consumer portfolio. 2 Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. Wind 27% Natural Gas 23% Solar 24% Transmission, Control & Distribution 8% Other 18% Wisconsin 22% Illinois 14% Minnesota 7% Texas 6% Other Midwest 10% Other 41% Wisconsin 20% Illinois 14% Minnesota 9% Other Midwest2 21% Texas 10% Other 27% 2 2 Loan Stratification Outstanding Balances as of June 30, 2025 C&BL by Geography $12.4 billion Power & Utilities Lending $2.8 billion C&BL by Industry $12.4 billion Total Loans1 CRE by Geography $7.3 billion CRE by Property Type $7.3 billion

High-Quality Commercial Real Estate Portfolio[1]

ASB has built a diversified CRE portfolio by partnering with well-known developers in stable Midwest markets



Total Loans by Segment
Consumer 36%
Com'l & Business Lending 41%
CRE 24%



CRE by Geography
Minnesota 9%
Illinois 14%
Other Midwest[2] 21%
Wisconsin 20%
Texas 10%
Other 27%



CRE by Property Type
Multi-Family 44%
Retail 9%
Office 12%
Industrial 22%
Other 13%

CRE Credit Quality

	2Q 24	3Q 24	4Q 24	1Q 25	2Q 25
Portfolio LTV	59%	58%	57%	57%	57%
Delinquencies[3]/Loans	0.01%	0.22%	0.50%	0.03%	0.17%
NALs/Loans	0.67%	0.26%	0.23%	0.43%	0.22%
ACLL/Loans	1.98%	2.20%	1.99%	1.88%	1.77%
NCOs/Avg. Loans[4]	0.25%	0.00%	0.37%	0.05%	0.45%

CRE Loan Portfolio Granularity

	% of Total Loans
Largest Single CRE Borrower	0.19%
Top 10 Largest CRE Borrowers	1.36%
Largest CRE Property Type (Multi-Fam)	10.49%
CRE Office Loans	**2.93%**

CRE Office Highlights

WAvg. Debt Service Coverage Ratio[5]	1.21x
2025 Remaining Maturities	$239 million
Central Business District vs. Suburban	~81% Suburban
Property Class Mix[6]	~54% Class A

[1] All updates as of or for the period ended June 30, 2025 unless otherwise noted.
[2] Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa.
[3] Accruing loans 30-89 days past due + accruing loans 90+ days past due.
[4] Calculated on an annualized basis. Negative values indicate a net recovery.
[5] Calculated based on the 10-year Treasury rate plus 300 basis points/25-year amortization.
[6] Property class mix determined by third-party vendor partner mapping of portfolio.

22

23 6/30/2025 % of Total Loans Residential Mortgage $6,949 22.7% Auto Finance $2,969 9.7% Home Equity $676 2.2% Credit Cards $192 0.6% Other $116 0.4% Total Consumer $10,903 35.6% 1 All data as of or for the period ended June 30, 2025 unless otherwise noted. Prime/Super Prime Consumer Loan Portfolio High-Quality Consumer Loan Portfolio1 788 778 790 791 Resi. Mortgage Auto Finance Home Equity Credit Cards 93% of our $10.9 billion consumer loan portfolio is prime / super prime Weighted Avg. Portfolio FICO Scores 85% 8% 6% Portfolio FICOs Prime (660-719) Super Prime (720+) Exceptions & Other Period End Consumer Loans ($ in millions)

Reconciliation & Definitions of Non-GAAP Items

Period End Loans Reconciliation ($ in thousands)	2Q 2025
Total loans	$30,607,605
Mortgage portfolio loans sold in 1Q 2025	694,985
Total adjusted loans	$31,302,590

Period End Core Customer Deposits Reconciliation ($ in thousands)	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Total deposits	$34,147,565	$35,196,713	$34,648,434	$33,554,298	$32,691,039	$33,713,158
Less: Network transaction deposits	1,792,362	1,882,930	1,758,388	1,566,908	1,502,919	1,792,820
Less: Brokered CDs	4,072,048	4,197,512	4,276,309	4,242,670	4,061,578	3,931,230
Core customer deposits	$28,283,155	$29,116,271	$28,613,737	$27,744,719	$27,126,542	$27,989,108

Average Core Customer Deposits Reconciliation ($ in thousands)	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Average total deposits	$34,203,201	$34,833,464	$34,337,468	$33,320,825	$32,629,404	$33,267,057
Less: Average network transaction deposits	1,843,998	1,847,972	1,690,745	1,644,305	1,595,312	1,651,937
Less: Average brokered CDs	4,089,844	4,315,311	4,514,841	4,247,941	3,927,727	4,268,881
Average core customer deposits	$28,269,359	$28,670,181	$28,131,882	$27,428,578	$27,106,365	$27,346,239

Tangible Common Equity & Tangible Assets Reconciliation[1] ($ in thousands)	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024
Common equity	$4,586,669	$4,492,446	$4,411,450	$4,219,125	$4,048,225
Less: Goodwill and other intangible assets, net	1,132,247	1,134,450	1,136,653	1,138,855	1,141,058
Tangible common equity for TCE Ratio and TBV / share	$3,454,422	$3,357,996	$3,274,797	$3,080,269	$2,907,167
Total assets	$43,993,729	$43,309,136	$43,023,068	$42,210,815	$41,623,908
Less: Goodwill and other intangible assets, net	1,132,247	1,134,450	1,136,653	1,138,855	1,141,058
Tangible assets for TCE Ratio	$42,861,482	$42,174,686	$41,886,415	$41,071,960	$40,482,850

[1] The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength.

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Reconciliation & Definitions of Non-GAAP Items

Return on Average Tangible Common Equity (ROATCE) Reconciliation ($ in thousands)	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024
Net income (loss) available to common equity	$108,355	$98,812	$(164,490)	$85,143	$112,698
Other intangible amortization, net of tax	1,652	1,652	1,652	1,652	1,652
Adjusted net income (loss) available to common equity for ROATCE[1]	$110,007	$100,464	$(162,838)	$86,795	$114,350
Average common equity	$4,538,549	$4,436,467	$4,334,230	$4,136,615	$3,972,092
Less: Average goodwill and other intangible assets, net	1,133,627	1,135,584	1,137,826	1,140,060	1,142,368
Average tangible common equity for ROATCE	$3,404,922	$3,300,883	$3,196,404	$2,996,555	$2,829,725

Nonrecurring Item Noninterest Income Reconciliation ($ in thousands)	YTD Jun 2025	1Q 2025	YTD Dec 2024	4Q 2024
GAAP noninterest income (loss)	$125,754	$58,776	$(9,407)	$(206,772)
Less: Loss on mortgage portfolio sale[2]	(6,976)	(6,976)	(130,406)	(130,406)
Less: Net loss on sale of investments[2]	-	-	(148,183)	(148,183)
Noninterest income, excluding nonrecurring items	$132,729	$65,752	$269,182	$71,816

Nonrecurring Item Noninterest Expense Reconciliation ($ in thousands)	YTD Dec 2024	4Q 2024
GAAP noninterest expense	$818,397	$224,282
Loss on prepayments of FHLB advances[2]	(14,243)	(14,243)
Noninterest expense, excluding nonrecurring items	$804,154	$210,039

[1] Adjusted net income available to common equity, which is used in the calculation of return on average tangible common equity, adds back other intangible amortization, net of tax.

[2] These items classified as nonrecurring items are the result of a balance sheet repositioning that the Corporation announced in the fourth quarter of 2024.

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Reconciliation & Definitions of Non-GAAP Items

Non-GAAP Efficiency Ratios Reconciliation ($ in thousands)	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024
Total expense for efficiency ratios reconciliation					
Noninterest expense	$209,352	$210,619	$224,282	$200,597	$195,861
Less: Other intangible amortization	2,203	2,203	2,203	2,203	2,203
Total expense for fully tax-equivalent efficiency ratio	207,149	208,416	222,080	198,394	193,658
Less: FDIC special assessment	-	-	-	-	-
Less: Announced initiatives[1]	-	-	14,243	-	-
Total expense for adjusted efficiency ratio	$207,149	$208,416	$207,836	$198,394	$193,658
Total revenue for efficiency ratios reconciliation					
Net interest income	$300,000	$285,941	$270,289	$262,509	$256,593
Noninterest income (loss)	66,977	58,776	(206,772)	67,221	65,159
Less: Investment securities gains (losses), net	7	4	(148,194)	100	67
Fully tax-equivalent adjustment	4,228	4,254	3,680	3,723	3,747
Total revenue for fully tax-equivalent efficiency ratio	371,198	348,968	215,390	333,353	325,432
Less: Announced initiatives[1]	-	(6,976)	(130,406)	-	-
Total revenue for adjusted efficiency ratio	$371,198	$355,943	$345,795	$333,353	$325,432
Efficiency Ratios (expense / revenue)					
Fully tax-equivalent efficiency ratio	55.81%	59.72%	103.11%	59.51%	59.51%
Adjusted efficiency ratio	55.81%	58.55%	60.10%	59.51%	59.51%

Common Equity Tier 1 Capital Ratio Reconciliation	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024
Common equity Tier 1 capital ratio	10.20%	10.11%	10.01%	9.72%	9.68%
Accumulated other comprehensive loss adjustment	(0.04)%	(0.10)%	(0.22)%	(0.34)%	(0.67)%
Common equity Tier 1 capital ratio including accumulated other comprehensive loss	10.16%	10.01%	9.79%	9.38%	9.01%

[1] Announced initiatives include the loss on mortgage portfolio sale and loss on prepayment of FHLB advances as a result of the balance sheet repositioning that the Corporation announced in the fourth quarter of 2024. The net loss on the sale of investments is already excluded from noninterest income within the efficiency ratio.

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